EXHIBIT 1
         to AMENDMENT NO. 2
         to SCHEDULE 13D


                           JOINT ACQUISITION STATEMENT
                           PURSUANT TO RULE 13D-(k)(1)


         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated as of February 8, 2002.

                                GENERAL ATLANTIC PARTNERS, LLC


                                By: /s/ Thomas J. Murphy
                                    ------------------------
                                    Name:   Thomas J. Murphy
                                    Title:  Attorney-In-Fact


                                GENERAL ATLANTIC PARTNERS 39, L.P.

                                By: General Atlantic Partners, LLC,
                                    Its General Partner


                                By: /s/ Thomas J. Murphy
                                    ------------------------
                                    Name:   Thomas J. Murphy
                                    Title:  Attorney-In-Fact


                                GENERAL ATLANTIC PARTNERS 59, L.P.

                                By: General Atlantic Partners, LLC,
                                    Its General Partner


                                By: /s/ Thomas J. Murphy
                                    ------------------------
                                    Name:   Thomas J. Murphy
                                    Title:  Attorney-In-Fact

                                GENERAL ATLANTIC PARTNERS 70, L.P.

                                By: General Atlantic Partners, LLC,
                                    Its General Partner


                                By: /s/ Thomas J. Murphy
                                    ------------------------
                                    Name:   Thomas J. Murphy
                                    Title:  Attorney-In-Fact


                                GENERAL ATLANTIC PARTNERS 73, L.P.

                                By: General Atlantic Partners, LLC,
                                    Its General Partner


                                By: /s/ Thomas J. Murphy
                                    ------------------------
                                    Name:   Thomas J. Murphy
                                    Title:  Attorney-In-Fact


                                GENERAL ATLANTIC PARTNERS 74, L.P.

                                By: General Atlantic Partners, LLC,
                                    Its General Partner


                                By: /s/ Thomas J. Murphy
                                    ------------------------
                                    Name:   Thomas J. Murphy
                                    Title:  Attorney-In-Fact


                                GAP COINVESTMENT PARTNERS, L.P.


                                By: /s/ Thomas J. Murphy
                                    ------------------------
                                    Name:   Thomas J. Murphy
                                    Title:  Attorney-In-Fact


                                GAP COINVESTMENT PARTNERS II, L.P.


                                By: /s/ Thomas J. Murphy
                                    ------------------------
                                    Name:   Thomas J. Murphy
                                    Title:  Attorney-In-Fact


                                GAPSTAR, LLC


                                By: General Atlantic Partners, LLC,
                                    Its Managing Member


                                By: /s/ Thomas J. Murphy
                                    ------------------------
                                    Name:   Thomas J. Murphy
                                    Title:  Attorney-In-Fact

                                GAPCO GMBH & CO. KG

                                By: GAPCO Management GmbH,
                                    Its General Partner


                                By: /s/ Thomas J. Murphy
                                    ------------------------
                                    Name:   Thomas J. Murphy
                                    Title:  Procuration Officer


                                GAPCO MANAGEMENT GMBH


                                By: /s/ Thomas J. Murphy
                                    ------------------------
                                    Name:   Thomas J. Murphy
                                    Title:  Procuration Officer